MACQUARIE EQUITY CONFERENCE PRESENTATION – MAY 2011

Statements made by representatives of American Standard Energy, Corp. (“ASEN” or the “Company”) during the  course of  this  presentation   that  are  not  historical   facts  are  “forward ‐ looking   statements” within  the meaning of federal securities laws. These  statements   are based  on  certain  assumptions   and  expectations  made  by  the  Company   which  reflect  management’s   experience,   estimates   and  perception   of  historical  trends, current conditions, anticipated future developments and other factors believed to be appropriate . No  assurances   can be  given  that  such assumptions   and  expectations will  occur as  anticipated   and  actual results  may  differ  materially   from  those  implied or  anticipated in  the  forward   looking   statements .  Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company,   and  which  include  risks  relating to  the  global  financial   crisis,  our  ability to  obtain  additional  capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids,  our  minimal   operating   history,   loss of  key  personnel,   lack of  business   diversification,   reliance   on strategic,   third‐ party  relationships,   ability to  obtain  rights to  explore   and  develop   oil  and  gas  reserves,  financial performance and results, our indebtedness under our senior secured promissory notes, our ability to replace  reserves  and efficiently  develop  our current reserves,  our ability to make acquisitions  on economically   acceptable   terms,  and  other  important   factors.  ASEN undertakes   no  obligation to  publicly  update any forward ‐ looking statements, whether as a result of new information or future events.

Ticker: ASEN (OTC BB)

Ticker: ASEN (OTC BB)

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American Standard Energy Corp. (“ASEN”) was formed for the purpose of  leveraging a strategic relationship with a large private oil and gas company to  accumulate and develop select oil and gas properties within highly desirable  areas of the United States.

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To date, the Company has utilized a “non‐operated plus” business model to  accumulate more than 39,400 acres in the Bakken formation in North Dakota, the  Wolfberry formation in West Texas and the Eagle Ford shale in South Texas.

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ASEN’s strategy is to build a position of scale in each of its core operating areas.   With a unique ability to acquire, at will, acreage and production at attractive  relative values, the Company is well positioned to deliver superior returns  through the conversion of resources to cash flow.

Ticker: ASEN (OTC BB)

•	Williston Basin – Bakken / Three Forks Formation (Non‐Op, Minority WI Model)
•	31,700 net acres under lease, actively acquiring more acreage
•	Participated in 51 gross wells in 2010, expect to participate in approximately 150 gross (6‐8 net) wells in 2011
•	$7.5 million to drill and complete a 1,280 acre Bakken well

•	Permian Basin – Wolfberry Formation (100% WI Positions)
•	6,500 net acres under lease, actively acquiring more acreage
•	Completed 2 net wells in 2010, expect to define an aggressive Permian drilling program
•	$1.75 million to drill and complete a Wolfberry well

•	South Texas – Eagle Ford Shale Formation (Mixed WI Strategy)
•	1,200 net acres under lease, actively acquiring more acreage
•	Participated in 2 gross (0.2 net) wells in 2010, expect to participate in approximately 12 gross (1.2 net) wells in 2011
•	$7.5 million to drill and complete a Eagle Ford well
•	Position operated by Cheyenne Petroleum, currently running two rigs in the basin

Ticker: ASEN (OTC BB)

•	The 31,700 net acres in the Williston Basin are located primarily in Mountrail, Dunn, Billings, Burke, McKenzie and Williams Counties

•	American Standard has partnered with the following operators across its Williston Basin acreage position

10.8%

Ticker: ASEN (OTC BB)

	BAKKEN / THREE FORKS OVERVIEW		8
• Opportunity:	Diversification across operators, new technology application, horizontal drilling, multistage fracing
• Strategy:	Targeting an additional 25,000+ net acres in the Bakken in highly desirable counties for near term acquisition.
• Leasehold:	Mountrail, McKenzie, Williams, Dunn, Divide, Stark, Burke, Billings and
Golden Valley County, North Dakota
• Acreage:	31,700 net acres
	4 Net Bakken Wells Available for Drilling:	320 acre spacing = 96 net wells
	4 Net Three Forks Wells Available for Drilling:	320 acre spacing = 96 net wells
	Total Williston Basin Drilling Exposure:	192 net wells
• Status	Participated in 51 gross wells in 2010. Currently producing 100‐125
BOEPD from ~.4 net wells, with .3 net wells in completion. Expect to participate in 150 gross (7‐8 net) wells in 2011

Ticker: ASEN (OTC BB)

ACCELERATED BAKKEN GROWTH PLAN		9
• Recent Activity:	April 12, 2011, acquired 2,780 net acres in Mountrail County at an
	average price of $669/acre.
• April 26, 2011, acquired 11,775 net acres over seven counties, including
Mountrail, Stark and Williams Counties, including two 100% WI positions.

Increasing ASEN’s Bakken Presence:

•	ASEN believes the successful acquisition of this acreage at attractive pricing will continue to enhance shareholder value.

•	This acreage can be acquired at an average price of $1,000 ‐$1,500 per acre.

Ticker: ASEN (OTC BB)

•	Record drilling activity has significantly intensified the pace of development in the Williston Basin

North Dakota Average Monthly Rig Count
Jan Ma Jun Jul No M
y- - 10 Aug- v ay-
- 10 Feb- 10 Mar- 10 Apr- 10 10 - 10 10 Sep- 10 Oct - 10 - 10 Dec- 10 Jan- 11 Feb- 11 Mar- 11 Apr- 11 11
(1) This forecast emphasizes the impact of acquiring 100,000 net acres in the Bakken in 2011.
Ticker: ASEN (OTC BB)

Ticker: ASEN (OTC BB)

Ticker: ASEN (OTC BB)

BAKKEN / THREE FORKS WELL ECONOMICS		13
	Bakken Economics (500 MBOE EUR)
50%
	$7.5 million
45%	$8.0 million
	$8.5 million

Ticker: ASEN (OTC BB)

Ticker: ASEN (OTC BB)

PERMIAN BASIN OPPORTUNITY
•	ASEN continues to evaluate the most efficient transition of Permian acreage into the Company.

•	Targeting ~50,000 net acres for transfer into ASEC in 2011.

•	Increasing industry activity in the play further de‐risks ASEN’s acreage and acreage under evaluation.

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Focus on self‐directed drilling program in the Permian, with a focus on  owning and controlling 100% WI assets in the Wolfberry, Wolfcamp and  other highly desirable formations. ASEC behave more like a true operator in  these plays.

•	ASEN’s drilling and operating partners include many of the best operators in the basin.

•	Opportunities to joint venture and partnership may also be considered for joint development.

Ticker: ASEN (OTC BB)

WOLFBERRY WELL ECONOMICS

Well Economics							Wolfberry Economics (140 MBOE EUR)
			65%
• Gross EUR / Well	140 Mboe		60%			$1.4 million
						$1.5 million
			55%			$1.6 million
			50%
• Well Cost	$1.5 Million		45%
	IRR		40%
	BT
• Net Revenue Interest	75.0%		35%
			30%
• PV‐10 Value per Well	$2	‐2.5+ Million	25%
			20%
			15%
• Well economics assume $90.00 oil / $5.00 natgas				60	65	70	75	80	85	90	95 100	105	110	115	120
										$	/bbl

Ticker: ASEN (OTC BB)

EAGLE FORD SHALE OVERVIEW

•	Opportunity:	New technology application, horizontal drilling, multistage fracing
•	Strategy:	Acquire 100% HBP acreage through at a discount to fair market value. Targeting 25,000+ net acres in South Texas with Eagle Ford shale potential for acquisition in 2011.
•	Leasehold:	Frio and LaSalle County, Texas
•	Acreage:	1,200 net acres targeting the Eagle Ford shale formation
•	Status	Completed 2 gross (0.2 net) wells in 2010
10% WI in Eagle Ford position operated by Cheyenne Petroleum
Expect to participate in 11 gross (1.1 net) wells in 2011 with 2 active rigs
Expect to participate in 14 gross (1.4 net) wells in 2012

Ticker: ASEN (OTC BB)

EAGLE FORD SHALE MAP

ASEN holds a 10% WI in a 12,000 acre position
operated by Cheyenne Petroleum in the Eagle Ford
Shale Oil and Gas Resource Play in South Texas

Ticker: ASEN (OTC BB)

INVESTMENT HIGHLIGHTS

•	Non‐operated model with drilling influence through proven operators

•	Participate in ~150 gross (6‐8 net) Bakken / Three Forks wells in 2011

•	Participate in 15+ gross (15 net) Wolfberry wells in 2011

•	Participate in 12 gross (1.2 net) Eagle Ford wells in 2011

•	Potential for at least 6 wells in each Bakken / Three Forks drilling unit

•	Large acreage position in core areas of the Bakken and Permian with significant upside potential

Ticker: ASEN (OTC BB)